Exhibit 10.2

THE INFORMATION CONTAINED IN THIS AGREEMENT AND OTHER MATERIALS SUPPLIED TO THE HOLDERS OF CERTAIN CONVERTIBLE PROMISSORY NOTES ISSUED BY THE COMPANY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY IS CONFIDENTIAL, MATERIAL NON-PUBLIC INFORMATION OF THE COMPANY, AND IS BEING SUBMITTED WITH THE UNDERSTANDING THAT SUCH NOTEHOLDERS WILL NOT REPRODUCE OR RELEASE THIS AGREEMENT, INCLUDING THE EXHIBITS AND SCHEDULES HERETO, DISCUSS ANY INFORMATION CONTAINED IN IT, OR USE IT FOR ANY PURPOSE OTHER THAN EVALUATING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. BY ACCEPTING DELIVERY OF THIS AGREEMENT, AND OTHER MATERIALS, EACH SUCH NOTEHOLDER AGREES THAT HE/IT (A) WILL NOT REPRODUCE ANY PART OF THIS AGREEMENT OR DOCUMENTS SUPPLIED WITH IT OR DIVULGE OR MAKE AVAILABLE TO ANYONE, OTHER THAN PROFESSIONAL ADVISORS, ANY OF THEIR CONTENTS AND (B) WILL NOT PURCHASE OR SELL SECURITIES OF THE COMPANY OR COMMUNICATE SUCH INFORMATION TO ANY OTHER PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SECURITIES OF THE COMPANY WHILE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY.

NEXXUS LIGHTING, INC.

TERMINATION AND EXCHANGE AGREEMENT

THIS TERMINATION AND EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of September 12, 2012 (the “Signing Date”), by and between Nexxus Lighting, Inc., a Delaware corporation (the “Company”), and each of the holders (individually, a “Noteholder,” and collectively, the “Noteholders”) of convertible promissory notes set forth on Schedule I hereto. The Company and the Noteholders are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

BACKGROUND

A. Each of the Noteholders owns a convertible promissory note of the Company dated December 21, 2009, as amended by that certain Amendment to Convertible Promissory Note dated as of February 28, 2012, which convertible promissory note is convertible into shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”) on the terms set forth therein. Such convertible promissory notes as amended by the amendments thereto are referred to herein as the “Notes.” Such Notes were issued pursuant to that certain Preferred Stock Exchange Agreement, dated as of October 29, 2009, by and among the Company and each of the holders listed on Schedule I thereto (the “Exchange Agreement” and together with the Notes, the “Note Documents”).

B. The Board of Directors of the Company has determined that it is in the best interests of the Company to terminate and exchange the Notes for cash and shares of the Company’s Common Stock as set forth herein.

C. Each Noteholder owns the Note set forth opposite the name of such Noteholder on Schedule I hereto, and has agreed to terminate and exchange such Note upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations, warranties and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

EXCHANGE OF NOTES

1.01 Exchange. Subject to the terms and conditions hereof, and in reliance on the respective representations, warranties and covenants of the Parties contained herein, effective simultaneously with the closing of the transactions contemplated by that certain Investment Agreement (the “Investment Agreement”) between the Company and RVL 1, LLC (the “Exchange Date”), and conditioned upon the closing of the transactions contemplated by the Investment Agreement, each Note together with the outstanding principal amount and any accrued and unpaid interest payable with respect to such Note shall automatically be cancelled, terminated, discharged, and exchanged for shares of Common Stock of the Company (the “Common Shares”) and cash (the “Cash Consideration”) as set forth in Schedule I attached hereto and incorporated herein (the “Exchange”). Concurrently with the execution of this Agreement, each Noteholder shall deliver such holder’s original Note to the principal office of the Company. Subject to receipt by the Company of a fully executed copy of this Agreement, on the Exchange Date the Company shall issue to each Noteholder the applicable Common Shares and shall pay the Cash Consideration in immediately available funds against delivery by such Noteholder of his or its Note, free and clear of any and all security interests or transfer, voting or other restrictions or encumbrances of any kind, except as imposed by applicable securities laws.

(a) On the Exchange Date, each Noteholder of record shall be deemed to be the holder of record of the Common Shares issuable to such Noteholder in the Exchange, notwithstanding that the Note shall not have been surrendered at the office of the Company, that notice from the Company shall not have been received by such Noteholder of record, or that certificates evidencing such Common Shares shall not then be actually delivered to such Noteholder. All Notes that are required to be delivered for exchange in accordance with the provisions of this Agreement, from and after the Exchange Date shall be deemed to have been cancelled, terminated, discharged, paid in full, be of no further force or effect and shall be deemed exchanged for the applicable Common Shares and Cash Consideration for all purposes, notwithstanding any failure of the holder or holders thereof to surrender such Notes on or prior to such date. No Exchange will be consummated if a closing of the transactions contemplated by the Investment Agreement has not been consummated on or before December 31, 2012 in accordance with the terms thereof (the “Termination Date”).

(b) The Notes and all of the obligations evidenced thereby shall be and shall be deemed canceled, terminated, discharged, paid in full, and of no further force or effect upon consummation of the Exchange pursuant to the terms of this Agreement without any further action on the part of any person and the Company shall not have any further obligation to any Noteholder under the Note Documents.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS

Each Noteholder hereby represents and warrants to the Company as follows:

2.01 Ownership. Such Noteholder is the sole record holder and beneficial owner of the Note set forth opposite the name of such Noteholder on Schedule I hereto. Such Noteholder’s Note is owned by such Noteholder free and clear of all liens, pledges, mortgages, charges, security interests or encumbrances (“Encumbrances”) of any kind. Such Noteholder is not a party to any agreement or arrangement which will impose any such Encumbrance upon such Noteholder’s Note as a result of the transactions contemplated hereby.

2.02 Power and Authority; Enforceability. Such Noteholder has the power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a legal, valid, and binding obligation of such Noteholder, and is enforceable against such Noteholder in accordance with its terms.

2.03 Approvals. No consent, approval, authorization or order of any person, entity, court, administrative agency or governmental authority is required for the execution, delivery or performance of this Agreement by such Noteholder.

2.04 Conflicts. The execution, delivery and performance of this Agreement by such Noteholder will not (a) conflict with, or result in a breach of, or constitute a default under, or result in a violation of, any agreement or instrument to which such Noteholder is a party or by which the property of such Noteholder is bound or (b) result in the violation of any applicable law or order, judgment, writ, injunction, decree or award of any court, administrative agency or governmental authority.

2.05 Acquiring for Investment. Such Noteholder is acquiring such Noteholder’s Common Shares for his or its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”). Such Noteholder will not, directly or indirectly, offer, sell, pledge or otherwise transfer his or its Common Shares, or any interest therein, except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Noteholder understands that such Noteholder must bear the economic risk of such Noteholder’s investment in such Noteholder’s Common Shares indefinitely, unless such Noteholder’s Common Shares are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Common Shares.

2.06 Accredited Investor Status. Such Noteholder is: (a) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act; (b) experienced in making investments of the kind contemplated by this Agreement; and (c) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Common Shares.

2.07 Information. Such Noteholder has had the opportunity to discuss the transactions contemplated hereby with the Company’s officers and has had the opportunity to obtain such information pertaining to the Company as such Noteholder has requested, including but not limited to, filings made by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such Noteholder (a) can bear the economic risk of losing its entire investment in the Company and has adequate means for providing for its current financial needs and contingencies and (b) has the financial acumen and sophistication to make an informed investment decision with respect to the transactions contemplated hereby and the Common Shares to be issued to it hereunder, understands that such Common Shares are restricted and not freely tradable, and has had the opportunity to make inquiry to the Company regarding its operations and financial condition and has received answers to all of such questions. Such Noteholder has reviewed the Company’s public filings with the SEC, including the risk factors set forth therein.

2.08 Exemption of Offering. Such Noteholder understands that the Common Shares are being issued by the Company in reliance upon an exemption from the registration requirements of the Securities Act, and applicable state securities laws, and that the Company is relying upon the accuracy of, and such Noteholder’s compliance with, such Noteholder’s representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Noteholders as follows:

3.01 Organization; Good Standing. The Company is a corporation duly organized and existing in good standing under the laws of the state of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, or operating results of the Company taken as a whole, or on the transactions contemplated hereby.

3.02 Corporate Power and Authority; Enforceability. The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

3.03 Approvals. Except for filings pursuant to applicable state and federal securities laws and as may be required by the rules and regulations of The NASDAQ Stock Market, no consent, approval, authorization or order of any person, entity, court, administrative agency or governmental authority is required for the execution, delivery or performance of this Agreement by the Company.

3.04 Conflicts. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with, or result in a breach of, or constitute a default under, or result in a violation of, any agreement or instrument to which the Company is a party or by which the property of the Company is bound or (b) result in the violation of any applicable law or order, judgment, writ, injunction, decree or award of any court, administrative agency or governmental authority.

ARTICLE IV

TRANSFER RESTRICTIONS

4.01 Transfer of Restricted Securities. Each Noteholder acknowledges that the Common Shares are restricted securities and are transferable only pursuant to: (a) an effective registration statement under the Securities Act pertaining to such Common Shares; (b) Rule 144 of the SEC (or any similar rule or rules then in force) if such rule or rules are available; and (c) any other legally available means of transfer. In connection with the transfer of any Common Shares (other than a transfer described in clauses (a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer.

4.02 Restrictive Legend. Each Noteholder acknowledges and agrees that, upon issuance pursuant to this Agreement, the Common Shares shall have endorsed thereon a legend in substantially the following form (and a stop-transfer order will be placed against transfer of the Common Shares until such legend has been removed):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.”

The certificate(s) representing the Common Shares will also bear any other legends required by applicable state securities laws.

4.03 Removal of Legend. The legend referred to in Section 4.02 (the “Legend”) shall be removed and the Company shall issue a certificate without such Legend to the holder of any Common Shares upon which it is stamped, and a certificate for a Common Shares shall be originally issued without the Legend, if, (a) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (b) such Common Shares can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Common Shares can be so sold without restriction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Each Noteholder agrees to sell all Common Shares, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any certificate evidencing Common Shares or any Common Shares are issued without the Legend and the Common Shares are to be disposed of other than pursuant to a registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Common Shares shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act.

4.04 Transfer Agent Instructions. The Company agrees that at such time as such Legend is no longer required under Section 4.03, it will, no later than ten (10) days following the delivery by a Noteholder to the Company or the Company’s transfer agent of a certificate representing Common Shares issued with a Legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Noteholder a certificate representing such Common Shares that is free from such Legend, registered in the name of such Noteholder or its nominee. The Company covenants that no instruction other than such instructions referred to in this ARTICLE IV, will be given by the Company to its transfer agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way each Noteholder’s obligations and agreement set forth herein to resell the Common Shares in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Noteholder provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel [(the reasonable cost of which shall be borne by the Company if, after six months, Rule 144 is not available in connection with such sale),] to the effect that the Common Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Noteholder transfers Common Shares to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by the Noteholders hereunder or pursuant to Rule 144, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Noteholder.

ARTICLE V

CONDITIONS TO EACH NOTEHOLDERS OBLIGATION TO EXCHANGE

5.01 The obligation of each Noteholder hereunder to exchange his or its Notes is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Noteholder’s sole benefit and may be waived by such Noteholder at any time in such Noteholder’s sole discretion:

(a) The closing of the transactions contemplated by the Investment Agreement shall have been consummated;

(b) The Company shall have executed and delivered this Agreement;

(c) All of the Notes, together with the outstanding principal amount and any accrued and unpaid interest payable with respect to such Notes, shall be cancelled, terminated and exchanged for the Common Shares and Cash Consideration as set forth on Schedule I;

(d) The Company shall deliver the applicable Common Shares and Cash Consideration to such Noteholder against delivery by such Noteholder of his or its Note, free and clear of any and all security interests or transfer, voting or other restrictions or encumbrances of any kind, except as imposed by applicable securities laws; and

(e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VI

CONDITIONS TO THE COMPANY’S OBLIGATION TO EXCHANGE

6.01 The obligation of the Company hereunder to deliver Common Shares and Cash Consideration, as applicable, for Notes is subject to the satisfaction, with respect to each Noteholder, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The closing of the transactions contemplated by the Investment Agreement shall have been consummated;

(b) Such Noteholder shall have executed and delivered this Agreement;

(c) Such Noteholder shall have delivered his or its Note to the Company, free and clear of any and all security interests or transfer, voting or other restrictions or Encumbrances of any kind; and

(d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01 Survival of Representations; Entire Agreement. All representations and warranties made by the Parties pursuant to this Agreement shall survive the execution and delivery of this Agreement. This Agreement and the Note Documents constitute the entire understanding between the Parties with respect to the subject matter contained herein and therein and supersede any prior or contemporaneous understandings and agreements among them respecting such subject matter. Except as specifically set forth herein or therein, neither the Company nor any Noteholder makes any representation, warranty, covenant or undertaking with respect to such matters.

7.02 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of Delaware (in respect of all other matters) applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Noteholder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The Parties hereto irrevocably waive any right to a trial by jury under applicable law

7.03 Release. Effective upon consummation of the Exchange, and in consideration of the consummation of the transactions contemplated hereby and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, each Noteholder, for himself or itself, as applicable, and for his or its successors, assigns, heirs, devisees, beneficiaries, estate, legatees, equityholders, stockholders, partners, members and affiliates does hereby remise, release and forever discharge the Company, the Purchaser (as such term is defined in the Investment Agreement) and all of their respective successors, assigns, agents, legal representatives, officers, directors, employees, stockholders, managers, partners, members and other affiliates (all such persons and entities are hereinafter collectively referred to as the “Released Parties”), of and from all debts, claims, demands, actions, causes of action, suits, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, defaults, agreements, promises, obligations and all liabilities of any kind or nature whatsoever (contingent or non-contingent and known or unknown), at law, in equity, or otherwise (collectively, “Claims”), against any of the Released Parties that such Noteholder ever had, now has, or that such Noteholder or any of his or its successors, assigns, heirs, devisees, beneficiaries, estate or legatees hereafter can, shall or may have, from the beginning of the world to the time immediately following the Exchange Date. Notwithstanding anything contained herein to the contrary, this Section 7.03 shall not be deemed a release by any Noteholder of any Claims that such Noteholder may have in respect of any Common Shares or Cash Consideration owed to such Noteholder pursuant to this Agreement.

7.04 Amendments; Counterparts. Except as set forth in Section 7.05 below, this Agreement may be amended only by a written instrument duly executed by each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterparts hereof to produce or account for any of the other counterparts. In order to facilitate execution of this Agreement, this Agreement may be duly executed and delivered by facsimile or other electronic transmission.

7.05 Further Assurances. Each of the Noteholders agrees (a) to furnish upon request to the Company such further information, (b) to execute and deliver to the Company such other instruments and documents, and (c) to do such other acts and things, all as the Company may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement. Each Party to this Agreement shall use its best efforts to cause the Company to comply with all NASDAQ rules applicable to the transactions contemplated by this Agreement so as to enable, to the fullest extent possible, consummation of the transactions contemplated by this Agreement without the requirement of obtaining stockholder approval thereof. In furtherance of the foregoing, each Party hereby agrees to the amendment of the terms of this Agreement, if such amendment is required to comply with applicable NASDAQ rules in order to consummate the transactions contemplated by this Agreement without the requirement of obtaining stockholder approval thereof. Such amendment shall not require the written consent or acknowledgement of each Noteholder, but each Noteholder shall be advised of such amendment in writing.

7.06 Arm’s Length Negotiations; Counsel for the Company. Each Noteholder expressly represents and warrants to the Company that (a) before executing this Agreement, said Noteholder has fully informed himself or itself of the terms, contents, conditions and effects of this Agreement; (b) said Noteholder has relied solely and completely upon his or its own judgment in executing this Agreement; (c) said Noteholder has had the opportunity to seek the advice of his or its own counsel and advisors before executing this Agreement; (d) said Noteholder has acted voluntarily and of his or its own free will in executing this Agreement; (e) said Noteholder is not acting under duress, whether economic or physical, in executing this Agreement; (f) this Agreement is the result of arm’s length negotiations conducted by and among the parties; and (g) said Noteholder acknowledges that the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. has been retained by the Company to prepare this Agreement as legal counsel for the Company, that Lowndes, Drosdick, Doster, Kantor & Reed, P.A. does not represent any Noteholder in connection with the preparation or execution of this Agreement, and that Lowndes, Drosdick, Doster, Kantor & Reed, P.A. has not given any legal, investment or tax advice to any Noteholder regarding this Agreement. Lowndes, Drosdick, Doster, Kantor & Reed, P.A. is expressly intended as a beneficiary of the representations and warranties of the Noteholders contained in this Section 7.06.

7.07 Confidential Material Non-Public Information. The United States securities laws prohibit any person who has received from an issuer material, non-public information, including the information that is the subject matter of this Agreement and the Note Documents, from purchasing or selling securities of the issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities. In addition, and without limiting the foregoing, each Noteholder will be subject to the applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, the short-swing profit provisions and restrictions on trading while in possession of material non-public information, which provisions may limit the timing of sales of any of the Company’s securities by Noteholders. The undersigned Noteholder agrees to keep and hold all such material, non-public information in strict confidence and trust and not to use or disclose any such material, non-public information.

7.08 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission if such notice or communication is delivered via fax on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on a business day, (c) the 2nd business day after the date of mailing if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:	Nexxus Lighting, Inc.
124 Floyd Smith Office Park Drive
Suite 300
Charlotte, North Carolina 28262
Attention: Gary Langford, Chief Financial Officer
Facsimile: 704-405-0422

with a copy to:	Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
215 North Eola Drive
Orlando, FL 32801
Attention: Suzan Abramson, Esq.
Facsimile: 407-843-4444

If to any Noteholder, to such address set forth under such Noteholder’s name on the Signature Page executed by such Noteholder. Each party shall provide notice to the other parties of any change in address in the manner set forth in this Section 7.08.

7.09 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.10 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

NEXXUS LIGHTING, INC.,
a Delaware Corporation

By:	/s/ Gary R. Langford
Gary R. Langford, Chief Financial Officer

NOTEHOLDER:

/s/ Michael Brown
Name of Noteholder

By:

Its:

Address of Noteholder:

(SIGNATURE PAGE)

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

NEXXUS LIGHTING, INC.,
a Delaware Corporation

By:	/s/ Gary R. Langford
Gary R. Langford, Chief Financial Officer

NOTEHOLDER:

/s/ Martin C. Bicknell
Name of Noteholder

By:

Its:

Address of Noteholder:

(SIGNATURE PAGE)

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

NEXXUS LIGHTING, INC.,
a Delaware Corporation

By:	/s/ Gary R. Langford
Gary R. Langford, Chief Financial Officer

NOTEHOLDER:

XXL Investments, LLC
Name of Noteholder

By:	/s/ Kirk Lambright

Its: Manager

Address of Noteholder:

(SIGNATURE PAGE)

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

NEXXUS LIGHTING, INC.,
a Delaware Corporation

By:	/s/ Gary R. Langford
Gary R. Langford, Chief Financial Officer

NOTEHOLDER:

Bicknell Family Holding Company, LLC
Name of Noteholder

By:	/s/ Martin C. Bicknell

Its: Manager

Address of Noteholder:

(SIGNATURE PAGE)

SCHEDULE 1

TO

TERMINATION AND EXCHANGE AGREEMENT

Noteholder Name	Principal Amount of Note	Common Shares	Cash Consideration

Michael Brown	$750,000.00	312,500	$275,000.00

XXL Investments, LLC	$150,000.00	62,500	$55,000.00

Bicknell Family Holding Company, LLC	$1,350,000.00	562,500	$495,000.00

Martin C. Bicknell	$150,000.00	62,500	$55,000.00

Total:	$2,400,000.00	1,000,000	$880,000.00